UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 27, 2006

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                        0-32137                 65-0701352
          -------                        -------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

   1801 N.W. 66th Avenue, Suite 102 Plantation, Florida              33313
   ----------------------------------------------------              -----
         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------


                                 not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.

         On March 27, 2006 the Company issued a press release reporting Online Vacation Center Holdings, Inc. financial information for the year ended December 31, 2005. The press release is included as an exhibit to this report. The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01  Financial Statements and Exhibits.

           (d) Exhibits.

               99.1   Press Release






































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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 27, 2006                      ONLINE VACATION CENTER HOLDINGS CORP.

                                          BY: /s/ EDWARD B. RUDNER
                                              ---------------------------------
                                              Edward B. Rudner
                                              Chief Executive Officer











































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